UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ZENDESK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following press release was issued by Zendesk, Inc. on June 9, 2022:

Zendesk Confirms Completion of Strategic Review

Reinforces its Commitment to Executing its Strategic Plan as an Independent Company

Schedules Annual Meeting for August 17, 2022

SAN FRANCISCO, June 9, 2022 – Zendesk, Inc. (NYSE: ZEN) today announced that its Board of Directors has conducted and completed a comprehensive review of strategic alternatives aimed at enhancing stockholder value. After a thorough process conducted with the assistance of its financial advisors at Qatalyst Partners and Goldman Sachs & Co and its legal advisors at Wachtell, Lipton, Rosen & Katz, which included soliciting interest from a wide range of potential strategic partners and financial sponsors regarding a potential sale of the Company, the Board has unanimously determined that continuing to execute on the Company’s strategic plan as an independent, public company is in the best interest of the Company and its stockholders at this time.

The Strategic Review Process

As part of the strategic review process, the Board directed the Company’s financial advisors to identify potential strategic partners and financial sponsors that might be interested in an acquisition of or strategic combination with the Company. At the direction of the Board, Zendesk’s financial advisors conducted a comprehensive outreach to 26 potential counterparties, including 16 potential strategic partners and 10 financial sponsors, including a group of investors who had previously expressed conditional interest in acquiring the Company. Over the course of several months, the Company engaged in management meetings and an extensive due diligence process with four potential strategic partners and six financial sponsors. Ultimately, only a subset of the financial sponsors, and none of the potential strategic counterparties, chose to continue in the process. Despite the Company extending the process several times to provide interested financial sponsors additional time and access to attempt to secure sufficient financing, no actionable proposals were submitted, with the final bidders citing adverse market conditions and financing difficulties at the end of the process.

The Path Forward

Zendesk has a history of delivering value for stockholders, including a compounded 40% revenue CAGR since its IPO, driven by attractive revenue growth at significant scale with improving operating leverage, profitability and cash flow. As Zendesk moves forward with its standalone strategy, it remains fully committed to executing on its strategic plan and delivering on its long-term growth and profitability goals.

Zendesk’s mission is to simplify the complexity of business and make it easy for companies and customers to create connections. In pursuit of that mission, it will continue to pursue a compelling strategy that includes:

•

leveraging the world’s most recognized brand in customer service to further accelerate Zendesk’s growth in the enterprise, the success of which is demonstrated by its substantial growth in customers with over $250,000 in ARR, which represented 39% of total ARR as of the first quarter of 2022;

•

reinforcing its leadership in the transformative market of Conversational CRM, enabling businesses to meet and exceed the ever-increasing demands of its customers for instant, contextual and convenient service on their terms; and

•	unlocking the power of billions of customer interactions to create additional value for businesses by empowering them with rich, multi-dimensional customer intelligence capabilities and insights.

“The Board and management team are committed to driving stockholder value, and we are grateful to our employees, customers, partners and investors for standing with us during this period,” said Mikkel Svane, Founder, Chairman and CEO, Zendesk. “In response to investor input and our own self-assessments following the termination of our proposed acquisition of Momentive, our Board decided it was in the best interest of our stockholders to assess all opportunities to enhance stockholder value. The process did not yield any actionable options for Zendesk, and our Board unanimously determined that the right path to sustainably grow stockholder value lies in advancing Zendesk as an independent business. In addition, the Board and management believed that it was imperative for Zendesk to make this announcement to be transparent with our employees, customers, partners and investors regarding the execution and outcome of the strategic review, given the significant market speculation over the past several months. Our business is built on a strong foundation of delivering products that make it easier for businesses and customers to create better relationships. We remain as committed as ever to this and to serving all of our stakeholders.”

2022 Annual Meeting Date Announced

Zendesk’s Board deferred setting the date for its 2022 Annual Meeting of Stockholders to allow sufficient time for the conclusion of the comprehensive strategic review. With the review completed, Zendesk’s 2022 Annual Meeting of Stockholders will now take place on August 17, 2022. More information, including detailed information on the Board’s nominees for election to the Company’s Board of Directors, will be provided in Zendesk’s preliminary proxy statement, which the Company expects to file in the near future.

About Zendesk

Zendesk started the customer experience revolution in 2007 by enabling any business around the world to take their customer service online. Today, Zendesk is the champion of great service everywhere for everyone, and powers billions of conversations, connecting more than 100,000 brands with hundreds of millions of customers over telephony, chat, email, messaging, social channels, communities, review sites and help centers. Zendesk products are built with love to be loved. The Company was conceived in Copenhagen, Denmark, built and grown in California, taken public in New York City, and today employs more than 6,000 people across the world. Learn more at www.zendesk.com

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding Zendesk’s future financial performance, its continued investment to grow its business, and progress toward its long-term financial objectives. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding Zendesk’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause Zendesk’s actual results, performance, or achievements to differ materially, including (i) Zendesk’s ability to adapt its products to changing market dynamics and customer preferences or achieve increased market acceptance of its products; (ii) the intensely competitive market in which Zendesk operates; (iii) the development of the market for software as a service business software applications; (iv) Zendesk’s substantial reliance on its customers renewing their subscriptions and purchasing additional subscriptions; (v) Zendesk’s ability to effectively market and sell its products to larger enterprises; (vi) Zendesk’s ability to develop or acquire and market new products and to support its products on a unified, reliable shared services platform; (vii) Zendesk’s reliance on third-party services, including services for hosting, email, and messaging; (viii) Zendesk’s ability to retain key employees and attract qualified personnel, particularly in the primary regions Zendesk operates; (ix) Zendesk’s ability to effectively manage its growth and organizational change, including its international expansion strategy; (x) Zendesk’s expectation that the future growth rate of its revenues will decline, and that, as its costs increase, Zendesk may not be able to generate sufficient revenues to achieve or sustain profitability; (xi) Zendesk’s ability to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions; (xii) real or perceived errors, failures, or bugs in Zendesk’s products; (xiii) potential service interruptions or performance problems associated with Zendesk’s technology and infrastructure; (xiv) Zendesk’s ability to securely maintain customer data and prevent, mitigate, and respond effectively to both historical and future data breaches; (xv) Zendesk’s ability to comply with privacy and data security regulations; (xvi) Zendesk’s ability to optimize the pricing for its solutions; (xvii) actions of activist shareholders that could negatively affect our business; (xviii) the risks and uncertainties related to Ukraine conflict or the COVID-19 pandemic on the global economy and financial markets and (xix) other adverse changes in general economic or market conditions. This list of factors is not intended to be exhaustive.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Zendesk’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2021. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Zendesk makes with the SEC from time to time.

Forward-looking statements represent Zendesk’s management’s beliefs and assumptions only as of the date such statements are made. Zendesk undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Important Additional Information Regarding Proxy Solicitation

Zendesk intends to file a proxy statement and gold proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2022 Annual Meeting of Stockholders (the “Proxy Statement” and such meeting the “2022 Annual Meeting”). Zendesk and certain of its directors, executive officers and employees will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding Zendesk’s directors and executive officers is available in Zendesk’s Annual Report on Form 10-K/A, which was filed with the SEC on May 2, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the 2022 Annual Meeting when they become available. Details concerning the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents as and when filed by Zendesk with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by Zendesk with the SEC also may be obtained free of charge at Zendesk’s investor relations website at https://investor.zendesk.com/ir-home/default.aspx or upon written request to Zendesk, Inc. at 989 Market Street, San Francisco, CA 94103.

Contacts

Investor Contact:

Jason Tsai, +1 415-997-8882

ir@zendesk.com

Media Contacts:

Stephanie Barnes, +1 415-722-0883

press@zendesk.com

John Christiansen +1 415-618-8750

Robin Weinberg +1 212-687-8080

Sard Verbinnen & Co

Zendesk-SVC@sardverb.com

The following Q&A were provided by Zendesk, Inc. to its employees on June 9, 2022 in connection with its 2022 annual meeting:

Was JANA Partners or other investors involved in the strategic review?

No. This process was managed by our Board with the assistance of our financial advisors at Qatalyst Partners and Goldman Sachs as well as our legal advisors at Wachtell, Lipton, Rosen and Katz.

I’ve been reading about a “proxy fight” with JANA Partners. What is this and how did it impact this process?

For all public companies owned by stockholders, the proxy is the annual process to engage stockholders vote on specific topics including the nomination and election of board members.

A “proxy fight” as it’s often referred to in the public domain is more formally known as a proxy contest. It is when a group of stockholders either nominates candidates for the Board of Directors or puts forth a proposal asking the company to take a particular action. Those candidates and/or that proposal are then voted upon by Zendesk stockholders alongside the company’s candidates and proposals. In this situation, JANA Partners has proposed four candidates to run for the four board seats to be elected at Zendesk’s upcoming Annual Meeting. The Zendesk board will also nominate individuals to serve as directors and both Zendesk and JANA will ask stockholders to vote on their respective nominees. Our Annual Meeting is on August 17, 2022. We also expect to file our preliminary proxy statement naming the Zendesk nominees for the Board of Directors.

The Board has and will continue to engage with stockholders, including JANA, to understand their perspectives on the company, our strategic outlook and our operational performance.

Important Additional Information Regarding Proxy Solicitation

Zendesk intends to file a proxy statement and gold proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2022 Annual Meeting of Stockholders (the “Proxy Statement” and such meeting the “2022 Annual Meeting”). Zendesk and certain of its directors, executive officers and employees will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding Zendesk’s directors and executive officers is available in Zendesk’s Annual Report on Form 10-K/A, which was filed with the SEC on May 2, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the 2022 Annual Meeting when they become available. Details concerning the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents as and when filed by Zendesk with the SEC without charge from the SEC’s website at www.sec.gov. Copies of the documents filed by Zendesk with the SEC also may be obtained free of charge at Zendesk’s investor relations website at https://investor.zendesk.com/ir-home/default.aspx or upon written request to Zendesk, Inc. at 989 Market Street, San Francisco, CA 94103.